UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 3, 2011

Moody National REIT I, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-150612	26-1812865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

The information set forth under Item 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 3, 2011 (the “Closing Date”), and effective as of May 5, 2011 (the “Effective Date”), Moody National REIT I, Inc. (the “Company”), directly and indirectly through its subsidiaries, entered into the transactions described herein in connection with the acquisition by the Company of an interest in a Real Estate Lien Note issued by Moody National HP Grapevine Trust, a Delaware statutory trust (the “Trust”), in favor of Patriot Bank, a Texas banking association (the “Lender”), in the original principal amount of $13,000,000 (the “Mortgage Note”). The Mortgage Note is secured by a hotel property located at 2220 Grapevine Mills Circle West, Grapevine, Texas 76051 commonly known as the Hyatt Place Grapevine hotel (the “Property”).

Joint Venture Investment

On the Closing Date, Moody National Operating Partnership I, L.P., the Company’s operating partnership (the “Operating Partnership”), Moody National Mortgage Corporation (“Moody National Mortgage”), an affiliate of the Company’s sponsor controlled by Brett C. Moody, the Company’s chairman and chief executive officer, and certain of the holders of ownership interests in the Trust (collectively, the “Trust Members”, and together with the Operating Partnership and Moody National Mortgage, the “Members”), entered into the limited liability company agreement (the “Joint Venture Agreement”) of MNHP Note Holder, LLC, a Delaware limited liability company (the “Joint Venture”).  The Operating Partnership made an initial capital contribution to the Joint Venture in the amount of $1,080,000 and owns an approximately 73.5% membership interest in the Joint Venture. The Operating Partnership’s initial capital contribution to the Joint Venture was funded with proceeds from the Company’s initial public offering. The Trust Members made an initial capital contribution of $181,000 to the Joint Venture and collectively own an approximately 12.5% membership interest in the Joint Venture. As described in greater detail under Item 2.03 below, Moody National Mortgage owns an approximately 14% membership interest in the Joint Venture, which Moody National Mortgage received as consideration for providing a guaranty of the Joint Venture’s obligations under the Acquisition Note (as defined below).  The Operating Partnership will make an additional capital contribution to the Joint Venture of approximately $89,000 as funds become available and the Operating Partnership’s percentage membership interest in the Joint Venture will increase proportionately as a result of such additional capital contribution.

The Joint Venture Agreement provides that the Operating Partnership will be the manager of the Joint Venture and, except with respect to matters requiring the approval of all of the Members pursuant to the Joint Venture Agreement or applicable law, the Operating Partnership will have sole power and authority to manage the business and affairs of the Joint Venture. In addition, so long as Moody National Mortgage or Moody National Management, L.P., an affiliate of the Company’s sponsor (“Moody National Management”), has any outstanding guaranty of any indebtedness of the Joint Venture, (1) the Operating Partnership will in good faith consult with Moody National Mortgage and consider any proposals or recommendations of Moody National Mortgage regarding any possible refinancing of indebtedness on the Mortgage Note or any sale of the Mortgage Note and (2) any sale of the Mortgage Note will require the consent of Moody National Mortgage, which consent will not be unreasonably withheld. Pursuant to the Joint Venture Agreement, no Member may transfer all or part of its membership interest in the Joint Venture without the prior written consent of the Operating Partnership.

Pursuant to the terms of the Joint Venture Agreement, Moody National Mortgage is entitled to receive approximately 14% of all distributions of cash from operations and the Operating Partnership and the Trust Members are entitled to receive approximately 86% of distributions of cash from operations in proportion to their respective membership interests in the Joint Venture. The Joint Venture Agreement provides that cash proceeds from a sale, exchange, refinancing or other disposition of the Mortgage Note will be distributed as follows: (1) first, to each Member in proportion to their respective unreturned capital contributions to the Joint Venture until each Member’s unreturned capital contributions have been reduced to zero; (2) second, to Moody National Mortgage until Moody National Mortgage has been distributed an amount equal to  approximately 14% of all distributions made to all Members (inclusive of all prior distributions); and (3) thereafter, approximately 14% to Moody National Mortgage and approximately 86%  to the Operating Partnership and the Trust Members in proportion to the Operating Partnership’s and the Trust Members’ respective membership interests in the Joint Venture.

The material terms of the Joint Venture Agreement described herein are qualified in their entirety by the Joint Venture Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Note Acquisition

On the Closing Date and effective as of the Effective Date, the Company acquired an indirect interest in the Mortgage Note through the Joint Venture. On March 31, 2011, Moody National Realty Company, L.P. (“Moody National Realty”), an affiliate of the Company’s sponsor, entered into a Note Purchase Agreement with Lender for the purchase of the Mortgage Note (the “Purchase Agreement”). On the Closing Date and effective as of the Effective Date, Moody National Realty assigned the Purchase Agreement to the Joint Venture pursuant to an Assignment and Assumption of Note Purchase Agreement by and between Moody National Realty and the Joint Venture. As of the Closing Date, the Mortgage Note had an outstanding principal balance of $12,759,199 and all accrued interest and fees due and payable on the Mortgage Note had been paid by the Trust.

The Joint Venture acquired the Mortgage Note for an aggregate purchase price of $12,759,199, exclusive of closing costs. The Joint Venture financed the payment of the purchase price for the Mortgage Note with (1) a capital contribution to the Joint Venture from the Operating Partnership in the amount of $1,080,000, (2) a capital contribution to the Joint Venture from the Trust Members in the amount of $181,000, and (3) the proceeds of a loan from Lender evidenced by a promissory in the aggregate principal amount of $11,483,280 (the “Acquisition Note”). For additional information on the terms of the Acquisition Note, see Item 2.03 below.

On the Closing Date and effective as of the Effective Date, the Joint Venture and the Trust entered into a Renewal, Extension and Modification Agreement which extended the term of the Mortgage Note and amended the terms of the Mortgage Note. The entire unpaid principal balance of the Mortgage Note and all accrued and unpaid interest thereon will be due and payable in full on February 1, 2018 (the “Maturity Date”). The Mortgage Note bears interest at a fixed rate of 5.15% per annum from the Closing Date through August 21, 2012 (the “First Change Date”). For the period from the First Change Date through August 21, 2015 (the “Second Change Date”), the Mortgage Note will bear interest at a fixed rate equal to (a) the variable interest rate per annum published in The Wall Street Journal as the “Prime Rate” for the U.S. (the “Prime Rate”) in effect as of the First Change Date, plus (b) 1.90%, provided that in no event will the interest rate exceed the maximum interest rate permitted by applicable law (the “Maximum Rate”). For the period from the Second Change Date through the Maturity Date, the Mortgage Note will bear interest at a fixed rate equal to (a) the Prime Rate in effect as of the Second Change Date, plus (b) 1.90%, provided that in no event will the interest rate exceed the Maximum Rate. All amounts of principal and interest due under the Mortgage Note that are more then ten days past due will bear interest at a rate equal to the applicable interest rate due under the Mortgage Note for such amounts plus 5.0%. The Trust may prepay the Mortgage Note, in whole or in part, at any time without penalty or premium.

The Trust’s obligations under the Mortgage Note are secured by, among other things, (1) a Deed of Trust, Security Agreement and Financing Statement by the Trust for the benefit of the Lender (the “Deed of Trust”) with respect to the Property and (2) an Assignment of Rents by the Trust for the benefit of Lender (the “Assignment of Rents”) with respect to the Property. On the Closing Date and effective as of the Effective Date, the Deed of Trust, the Assignment of Rents, the Mortgage Note and all other loan documents related to the Mortgage Note were assigned from Lender to the Joint Venture pursuant to an Assignment of Note and Liens by and between the Lender and the Joint Venture.

The Property contains 125 rooms, is comprised of 70,646 gross square feet and is located on a 2.49 acre parcel of land. The Property is located adjacent to the Grapevine Mills shopping mall and the Dallas/Fort Worth International Airport is approximately two miles south of the Property. The Property was constructed in 1995 and was renovated in 2007-2008 in connection with the Property’s conversion from an AmeriSuites to a Hyatt Place.  Amenities at the Property include a main lobby area, a café serving continental breakfast and other meals, a lobby area bar and lounge, a commercial kitchen area, service and support areas, three meeting rooms, a business center, a fitness center, a commercial laundry area and a heated swimming pool. The Property includes paved surface parking for 128 vehicles, including 6 handicapped parking spaces.

The material terms of the agreements related to the acquisition of the Mortgage Note described herein are qualified in their entirety by the agreements attached as Exhibits 10.2 through 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Acquisition Note

In connection with the acquisition of the Mortgage Note, on the Closing Date and effective as of the Effective Date, the Joint Venture borrowed $11,483,280 from Lender pursuant to the Acquisition Note and the Commercial Loan Agreement by and among Lender, the Joint Venture, Moody National Mortgage, Moody National Management, Moody National Realty and Brett C. Moody (the “Loan Agreement”).

The entire unpaid principal balance of the Acquisition Note and all accrued and unpaid interest thereon will be due and payable in full on May 5, 2018 (the “Acquisition Note Maturity Date”). The Acquisition Note bears interest at a fixed rate of 3.00% per annum through the First Change Date. For the period from the First Change Date through the Second Change Date, the Acquisition Note will bear interest at a fixed rate equal to (a) the Prime Rate in effect as of the First Change Date, minus (b) 0.25%, provided that in no event will the interest rate exceed the Maximum Rate. For the period from the Second Change Date through the Acquisition Note Maturity Date, the Acquisition Note will bear interest at a fixed rate equal to (a) the Prime Rate in effect as of the Second Change Date, minus (b) 0.25%, provided that in no event will the interest rate exceed the Maximum Rate. After the occurrence of and during the continuance of any event of default under the Loan Agreement, the unpaid principal balance of the Acquisition Note and all accrued and unpaid interest thereon will bear interest at the Maximum Rate. Lender may collect a late fee in the amount of 5.0% of any installment of principal and interest due under the Acquisition Note that is more then ten days past due. The Acquisition Note may be prepaid, in whole or in part, at any time without penalty or premium.

The Loan Agreement provides for customary events of default, some with corresponding cure periods, including, without limitation, payment defaults, breaches of covenants or representations in the Loan Agreement or any other loan document, bankruptcy related defaults, the dissolution or liquidation of the Joint Venture and the occurrence of any material adverse effect (as defined in the Loan Agreement). The Loan Agreement also provides that it will be an event of default if, among other events, the Operating Partnership and Moody National Realty cease to collectively own and control, directly or indirectly, at least 51% of the equity interests in the Joint Venture or the Operating Partnership ceases to serve as the sole manager of the Joint Venture. Upon an uncured event of default under the Loan Agreement, Lender may declare all amounts due under the Acquisition Note immediately due and payable in full.

The performance of the obligations of the Joint Venture under the Acquisition Note is secured by a Collateral Assignment of Note and Liens by and between the Joint Venture and Lender (the “Collateral Assignment”), pursuant to which the Joint Venture pledged and collaterally assigned to Lender, and granted Lender a security interest in, all of Joint Venture’s right, title and interest in and to, among other items, (1) the Mortgage Note and all indebtedness evidenced thereby, (2) the Deed of Trust, (3) all other loan documents relating to the Mortgage Note, and (4) all right, title, interest and claims of the Joint Venture as the owner of the Mortgage Note, including any and all payments of any kind payable to the Joint Venture by the Trust by reason of the Joint Venture’s ownership of the Mortgage Note. Pursuant to the Collateral Assignment, upon any event of default under the Loan Agreement or the Collateral Assignment, all amounts due and payable by the Trust under the Mortgage Note will be due and payable to Lender.

In addition, (1) Moody National Mortgage, Moody National Management and Moody National Realty have each unconditionally and irrevocably guaranteed the prompt payment when due of all of the Joint Venture’s obligations under the Acquisition Note and the Collateral Assignment and (2) Brett C. Moody has provided a limited guaranty of the Joint Venture’s obligations under the Acquisition Note and the Collateral Assignment.

The material terms of the agreements related to the Acquisition Note described herein are qualified in their entirety by the agreements attached as Exhibits 10.6 through 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Extension of Residence Inn Note

As previously disclosed, in connection with the Company’s acquisition of an indirect interest in the Residence Inn Property located in Atlanta, Georgia, Moody National Perimeter REIT JV Member, LLC, a wholly-owned subsidiary of the Operating Partnership (the “REIT JV Member”), issued a promissory note in the aggregate principal amount of $200,000 (the “Residence Inn Note”) to Moody National RI Perimeter TO, LLC, a limited liability company wholly owned by Brett C. Moody, the Company’s chairman and chief executive officer (the “Moody JV Member”).  The entire principal amount of the Residence Inn Note and all accrued and unpaid interest thereon was originally due and payable in full, on May 27, 2011. On June 9, 2011, the REIT JV Member and the Moody JV Member entered into an amendment to the Residence Inn Note, effective June 3, 2011 (the “Amendment”), that extended the maturity date of the Residence Inn Note for an additional year to May 27, 2012.

The material terms of the Amendment described herein are qualified in their entirety by the Amendment, which is attached as Exhibit 10.13 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1
MNHP Note Holder, LLC Limited Liability Company Operating Agreement, effective June 3, 2011, by and among Moody National Operating Partnership I, L.P., Moody National Mortgage Corporation and the other Members party thereto

10.2	Note Purchase Agreement, dated as of March 31, 2011, by and between Patriot Bank and Moody National Realty Company, L.P.
10.3	Assignment and Assumption of Note Purchase Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Moody National Realty Company, L.P. and MNHP Note Holder, LLC
10.4	Renewal, Extension and Modification Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between MNHP Note Holder, LLC and Moody National HP Grapevine Trust
10.5	Assignment of Notes and Liens, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Patriot Bank and MNHP Note Holder, LLC
10.6
Commercial Loan Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and among Patriot Bank, MNHP Note Holder, LLC, Moody National Realty Company, L.P., Moody National Mortgage Corporation, Moody National Management, L.P. and Brett C. Moody

10.7	Promissory Note, dated as of June 3, 2011 and effective as of May 5, 2011, by MNHP Note Holder, LLC in favor of Patriot Bank

10.8	Collateral Assignment of Notes and Liens, dated as of June 3, 2011 and effective as of May 5, 2011, by and between MNHP Note Holder, LLC and Patriot Bank
10.9	Guaranty Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Moody National Mortgage Corporation and Patriot Bank
10.10	Guaranty Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Moody National Realty Company, L.P. and Patriot Bank
10.11	Guaranty Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Moody National Management, L.P. and Patriot Bank
10.12	Limited Guaranty Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Brett C. Moody and Patriot Bank
10.13	Amendment to Promissory Note, effective June 3, 2011, by and between Moody National Perimeter REIT JV Member, LLC and Moody National RI Perimeter TO, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: June 9, 2011	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
10.1
MNHP Note Holder, LLC Limited Liability Company Operating Agreement, effective June 3, 2011, by and among Moody National Operating Partnership I, L.P., Moody National Mortgage Corporation and the other Members party thereto

10.2	Note Purchase Agreement, dated as of March 31, 2011, by and between Patriot Bank and Moody National Realty Company, L.P.
10.3	Assignment and Assumption of Note Purchase Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Moody National Realty Company, L.P. and MNHP Note Holder, LLC
10.4	Renewal, Extension and Modification Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between MNHP Note Holder, LLC and Moody National HP Grapevine Trust
10.5	Assignment of Notes and Liens, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Patriot Bank and MNHP Note Holder, LLC
10.6
Commercial Loan Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and among Patriot Bank, MNHP Note Holder, LLC, Moody National Realty Company, L.P., Moody National Mortgage Corporation, Moody National Management, L.P. and Brett C. Moody

10.7	Promissory Note, dated as of June 3, 2011 and effective as of May 5, 2011, by MNHP Note Holder, LLC in favor of Patriot Bank
10.8	Collateral Assignment of Notes and Liens, dated as of June 3, 2011 and effective as of May 5, 2011, by and between MNHP Note Holder, LLC and Patriot Bank
10.9	Guaranty Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Moody National Mortgage Corporation and Patriot Bank
10.10	Guaranty Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Moody National Realty Company, L.P. and Patriot Bank
10.11	Guaranty Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Moody National Management, L.P. and Patriot Bank
10.12	Limited Guaranty Agreement, dated as of June 3, 2011 and effective as of May 5, 2011, by and between Brett C. Moody and Patriot Bank
10.13	Amendment to Promissory Note, effective June 3, 2011, by and between Moody National Perimeter REIT JV Member, LLC and Moody National RI Perimeter TO, LLC